Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18,

UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph G. Gerardi, Vice President - Chief Financial Officer of ANGIODYNAMICS, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	the Quarterly Report on Form 10-Q of the Company for the quarter ended November 27, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date January 10, 2005	/s/ JOSEPH G. GERARDI
Joseph G. Gerardi, Vice President - Chief Financial Officer